SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


                    Date of Report:  January 8, 1996

                          CHAMPION PARTS, INC.

       (Exact name of Registrant as specified in its Charter)

   Illinois                   1-7807                    36-2088911
(State or other      (Commission File Number)     (IRS Employer Identi-
jurisdiction of                                       fication No.)
Incorporation)

2525 22nd Street, Oak Brook, Illinois                     60521
(address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (708) 573-6600

Item 5.  Other Matters.

Exhibit 10 (a)

     On January 8, 1996 the Company and its lending banks signed a Fourth Amendment to Amended and Restated Credit Agreement (the "Fourth Amendment"). This Agreement extended the Company's credit facility to March 31, 1996. Under the agreement, the Company obtained an initial commitment of $12,800,000. The commitment will decline to $11,500,000 on January 31, 1996 and $9,800,000 on February 29, 1996
commensurate with the Company's plan to sell assets related to its discontinued product lines. The Company also agreed to certain cash flow covenants related to ongoing operations, set forth in the Fourth Amendment.
     The above descriptions of the Fourth Amendment to the Amended and Restated Credit Agreement are necessarily incomplete and are qualified in their entirety by the complete copy of the Fourth Amendment to the Amended and Restated Credit Agreement, a copy of which is filed as an exhibit hereto and its hereby incorpoarted by this reference.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CHAMPION PARTS, INC.



                                     /s/   Mark Smetana
                                Mark Smetana
                                Vice President - Finance and
                                Corporate Secretary

Dated:  January 8, 1996

Item 7.   Financial Statements and Exhibits

     Exhibit                   Description of Exhibit Page

       10 (a)             Press Release dated January 15, 1996

       10 (b)             Fourth Amendment of the Amended and
                          Restated Credit Agreement dated
                          January 8, 1996.

Exhibit 10 (b)

FOURTH  AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT



	This Fourth Amendment to Amended and Restated Credit Agreement (this "Fourth Amendment") is made and entered into as of January
8, 1996, by and among Champion Parts, Inc., an Illinois corporation (the "Company"), LaSalle National Bank, a national banking association ("LaSalle"), as successor to both Exchange
National Bank of Chicago and American National Bank and Trust
Company of Chicago, NBD Bank ("NBD"), and Harris Trust and
Savings Bank, an Illinois banking corporation ("Harris")
[LaSalle, NBD and Harris are each a "Bank" and collectively, together with their respective successors and permitted assigns, the "Banks"], and LaSalle in its capacity as both Agent and Collateral Agent for the Banks.



W I T N E S S E T H:



	WHEREAS, the Banks have provided certain extensions of credit, loans and other financial accommodations to the Company pursuant to (a) that certain Amended and Restated Credit Agreement dated as of March 31, 1993, by and among the Company, the Banks, the Agent and the Collateral Agent, as amended, modified or supplemented from time to time (collectively the "Credit
Agreement"), (b) (i) that certain Reimbursement Agreement dated as of December 1, 1991, by and between the Company and NBD (the
"IRB Agreement"), and (ii) that certain Standby Letter of Credit Application and Reimbursement and Security Agreement dated
December 30, 1991, by and between the Company and NBD (the
"Workmen's Compensation Agreement"), and (c) any and all other agreements, documents and instruments executed and delivered by the Company to any or all of the Banks, the Agent or the Collateral Agent, whether in connection with the Credit
Agreement, the IRB Agreement, the Workmen's Compensation
Agreement or otherwise (collectively the "Other Agreements"), including, but not limited to, that certain Forbearance
Agreement dated May 19, 1995, as extended from time to time, and the other agreements, documents and instruments executed and delivered in connection therewith (collectively the "Forbearance Documents") [the Other Agreements, together with the Credit
Agreement, the IRB Agreement and the Workmen's Compensation
Agreement are collectively the "Champion Loan Documents");



	WHEREAS, the Company has requested, among other things, that the Banks extend the Termination Date through March 31, 1996, and amend certain other provisions contained in the Credit
Agreement; and



	WHEREAS, the Banks are willing to extend the Termination Date through March 31, 1996, and amend certain other provisions contained in the Credit Agreement, but solely on the terms and subject to the conditions set forth in this Fourth Amendment.



	NOW, THEREFORE, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein, and other good and valuable consideration, the receipt and sufficiency of which consideration is hereby acknowledged, the parties hereto hereby agree as set forth in this Fourth
Amendment.



	1.	Terms.  All terms which have an initial capital letter in
this Fourth Amendment where not required by the rules of grammar, and are not defined herein, are defined in the Credit
Agreement.



	2.	Extension of Term of Credit Agreement.  The Termination Date
of the Credit Agreement is hereby extended to and including
March 31, 1996.



	3.	Conditions Precedent.



	A.	The Banks shall be obligated to extend the Termination Date
through March 31, 1996, and to enter into this Fourth Amendment, subject to the full and timely performance of any conditions precedent contained in the Champion Loan Documents and this Fourth Amendment and the full and timely performance of the following covenants either prior to or contemporaneously with the execution and delivery of this Fourth Amendment.



		1.	The Company will execute and deliver or cause to be
executed and delivered the following documents, all in form and substance acceptable to the Banks, the Agent and the Collateral
Agent:



 		(a)	that certain Secretary's Certificate as to Officers and
Directors and Directors' Resolutions for the Company;



		(b)	that certain Promissory Note executed and delivered by
the Company to LaSalle in the principal amount of Seven Million Two
Hundred Eighty-Two Thousand Four Hundred Thirty-Nine and 17/100
Dollars ($7,282,439.17) [the "LaSalle Revolving Note"];



		(c)	that certain Promissory Note executed and delivered by
the Company to Harris in the principal amount of Two Million Three
Hundred Seventy-One Thousand One Hundred Twenty and 13/100
Dollars ($2,371,120.13) [the "Harris Revolving Note"];



		(d)	that certain Promissory Note executed and delivered by
the Company to NBD in the principal amount of Three Million One
Hundred Forty-Six Thousand Four Hundred Forty and 70/100 Dollars
($3,146,440.70) [the "NBD Revolving Note"]; and



		(e)	such other agreements, documents and instruments
necessary to effectuate the transactions described herein as the Banks, the Agent and the Collateral Agent may reasonably request.



		2.	The Company will pay to LaSalle, in addition to any
other costs, fees and expenses which may be due and owing to the Banks, an additional extension fee in the amount of Twenty-Five
Thousand and no/100 Dollars ($25,000.00). LaSalle shall remit such additional extension fee to each Bank in accordance with each Bank's Percentage Share.



		3.	The Company acknowledges and agrees that the Agent will
debit the Company's accounts on the last business day of each and every month, and the Company agrees to pay each of and all of the Banks, the Agent and the Collateral Agent, for all accrued interest, reasonable attorneys' fees, other professional fees, and other fees, costs, charges, obligations and expenses which the Banks, the Agent and/or the Collateral Agent have incurred and will continue to incur in connection with the Champion Loan Documents, this Fourth Amendment, any other agreements, documents and instruments executed and delivered in connection with this Fourth Amendment (the "Other Amendment
Documents"), and the indebtedness evidenced by the Champion Loan
Documents, this Fourth Amendment and/or the Other Amendment
Documents (collectively the "Champion Indebtedness"). The Agent acknowledges that it will use its best efforts to provide copies of any bills and statements relating thereto at least five (5) business days prior to the last business day of each month, but the failure to deliver copies thereof will not affect the Company's obligation to pay such fees, costs, charges, obligations and expenses.



		4.	Other than those defaults described in Section 10.A. of
this Fourth Amendment and in that certain letter dated August 3, 1995, from the Banks to the Company (the "Default Letter"), no breach, default or event of default has occurred pursuant to the Champion Loan Documents, this Fourth Amendment or the Other
Amendment Documents.



		5.	The representations and warranties contained in the
Champion Loan Documents, this Fourth Amendment and the Other
Amendment Documents shall be true and correct.



	B.	The Banks', the Agent's and the Collateral Agent's
obligation to make any subsequent Advances pursuant to the Champion Loan Documents, as amended by this Fourth Amendment, is subject to the full and timely performance of each of the following covenants and the full and timely performance of any conditions precedent contained in the Champion Loan Documents, either prior to or contemporaneously with, as the case may be, the making of each subsequent Advance.



		1.	The Company will execute and deliver or cause to be
executed and delivered the following documents, all in form and substance acceptable to the Banks, the Agent and the Collateral
Agent:



		(a)	on or before January 31, 1996, that certain Promissory
Note executed and delivered by the Company to LaSalle in the principal amount of Six Million Five Hundred Forty-Two Thousand
Eight Hundred Sixteen and 44/100 Dollars  ($6,542,816.44) [the
"January, 1996 LaSalle Revolving Note"], in substitution of the
LaSalle Revolving Note and otherwise in substantially the form of the LaSalle Revolving Note;



		(b)	on or before January 31, 1996, that certain Promissory
Note executed and delivered by the Company to Harris in the principal amount of Two Million One Hundred Thirty Thousand
Three Hundred and Three and 24/100 Dollars ($2,130,303.24) [the
"January, 1996 Harris Revolving Note"],  in substitution of the
Harris Revolving Note and otherwise in substantially the form of the Harris Revolving Note;



		(c)	on or before January 31, 1996, that certain Promissory
Note executed and delivered by the Company to NBD in the principal amount of Two Million Eight Hundred Twenty-Six
Thousand Eight Hundred Eighty and 32/100 Dollars ($2,826,880.32)
[the "January, 1996 NBD Revolving Note"], in substitution of the
NBD Revolving Note and otherwise in substantially the form of the NBD Revolving Note;



		(d)	on or before February 29, 1996, that certain Promissory
Note executed and delivered by the Company to LaSalle in the principal amount of Five Million Five Hundred Seventy-Five
Thousand Six Hundred Seventeen and 49/100 Dollars
($5,575,617.49) [the "February, 1996 LaSalle Revolving Note"], in substitution of the January, 1996 LaSalle Revolving Note and otherwise in substantially the form of the January, 1996 LaSalle
Revolving Note;



		(e)	on or before February 29, 1996, that certain Promissory
Note executed and delivered by the Company to Harris in the principal amount of One Million Eight Hundred Fifteen Thousand
Three Hundred Eighty-Eight and 85/100 Dollars ($1,815,388.85)
[the "February, 1996 Harris Revolving Note"], in substitution of the January, 1996 Harris Revolving Note and otherwise in substantially the form of the January, 1996 Harris Revolving
Note;



		(f)	on or before February 29, 1996, that certain Promissory
Note executed and delivered by the Company to NBD in the principal amount of Two Million Four Hundred Eight Thousand Nine
Hundred Ninety-Three and 66/100 Dollars ($2,408,993.66) [the
"February, 1996 NBD Revolving Note"], in substitution of the
January, 1996 NBD Revolving Note and otherwise in substantially the form of the January, 1996 NBD Revolving Note; and



		(g)	such other agreements, documents and instruments
necessary to effectuate the transactions described herein as the Banks, the Agent and the Collateral Agent may reasonably request.



		2.	The Company acknowledges and agrees that the Agent will
debit the Company's accounts on the last business day of each and every month, and the Company agrees to pay each of and all of the Banks, the Agent and the Collateral Agent, for all accrued interest, reasonable attorneys' fees, other professional fees, and other fees, costs, charges, obligations and expenses which the Banks, the Agent and/or the Collateral Agent have incurred and will continue to incur in connection with the Champion Loan Documents, this Fourth Amendment, the Other
Amendment Documents and the Champion Indebtedness. The Agent acknowledges that it will use its best efforts to provide copies of any bills and statements relating thereto at least five (5) business days prior to the last business day of each month, but the failure to deliver copies thereof will not affect the Company's obligation to pay such fees, costs, charges, obligations and expenses.



		3.	Other than those defaults described in Section 10.A. of
this Fourth Amendment and in the Default Letter, no breach, default or event of default has occurred pursuant to the Champion Loan Documents, this Fourth Amendment or the Other
Amendment Documents.



		4.	The representations and warranties contained in the
Champion Loan Documents, this Fourth Amendment and the
Additional Collateral Documents shall be true and correct.



		5.	"Aggregate Cash Flows from Operations" (hereinafter
defined) shall (a) for the period January 1, 1996, through and including January 31, 1996, not be in excess of Two Hundred
Thousand and no/100 Dollars negative (-$200,000.00), (b) for the period January 1, 1996, through and including February 29, 1996, not be in excess of  Two Hundred Fifty Thousand and no/100
Dollars negative (-$250,000.00), and (c) for the period January
1, 1996, through and including March 31, 1996, not be less than
Fifty Thousand and no/100 Dollars ($50,000.00).   "Aggregate
Cash Flows from Operations" shall mean the Company's (a) earnings prior to reduction of expenses for depreciation and amortization, plus or minus, as the case may be, (b) inventory provisions and other non-cash income or expense, including, but not limited to, (i) extraordinary items and changes in generally accepted accounting principles, and (ii) charges related to non-operating assets and/or liabilities, all as calculated in the same form as attached hereto as Exhibit "A".



	4.	Borrowing Base Provision.  The Credit Agreement is hereby
amended by deleting the last sentence in Section 6.27(a) of the Credit Agreement in its entirety and substituting therefor the following:



	"As used in this Section 6.27(a), the term "Fresno and Beech Creek Real Estate Advance" shall mean, as of the date of this Fourth Amendment, the aggregate amount of One Million Eight
Hundred Thirty-Three Thousand Three Hundred Thirty-Three and
35/100 Dollars ($1,833,333.35), less monthly installments of Thirty-Three Thousand Three Hundred Thirty-Three and 33/100
Dollars ($33,333.33) each, on January 31, 1996, and February 29,
1996, with a final payment of the outstanding balance on March
31, 1996."



	5.	Assignment by NBD and Harris to LaSalle; Amendment to
Exhibit "F". Pursuant to Exhibit "F" to the Credit Agreement as in effect prior to the date of this Fourth Amendment, LaSalle has agreed to purchase from each of NBD and Harris, and each of NBD and Harris has agreed to sell to LaSalle, a percentage interest in the Commitments of each of NBD and Harris and the Liabilities owing by the Company to each of NBD and Harris, such assignments to be on the terms and conditions of the Assignments and Acceptances attached as Exhibit "B" hereto.
Contemporaneously with the execution and delivery of this Fourth Amendment, each of LaSalle, Harris and NBD agree to execute and deliver such Assignments and Acceptances and LaSalle agrees to remit to each of Harris and NBD the purchase price set forth therein. Effective upon the remittance of such purchase price, Exhibit "F" to the Credit Agreement is hereby amended by deleting the provisions thereof in their entirety and substituting therefor Exhibit "C" to this Fourth Amendment.
Each of LaSalle, Harris and NBD acknowledge and agree that no Bank shall have any obligations to any other Bank (including, but not limited to, any obligation to purchase any participations in the Liabilities) under Exhibit "F" to the Credit Agreement as in existence prior to the effectiveness of this Fourth Amendment.



	6.	Revolving Commitment.  The amount of each Bank's Commitment
and Percentage Share appearing next to each Bank's respective signature line in the Credit Agreement are hereby amended by deleting such amounts and percentages in their entirety and substituting therefor the amounts and percentages set forth next to the signature lines appearing on this Fourth Amendment (which amendment gives effect to the assignments described in Section 5 hereof). In connection with the reduction in each Bank's
Commitment as of December 31, 1995, to the maximum aggregate amount of Twelve Million Eight Hundred Thousand and no/100
Dollars ($12,800,000.00), the Company will execute and deliver the LaSalle Revolving Note, the Harris Revolving Note and the
NBD Revolving Note. Such Revolving Notes are in substitution, and not a discharge of, that certain Promissory Note dated as of September 15, 1995, executed and delivered by the Company to LaSalle in the amount of Seven Million Six Hundred Thirty-Eight
Thousand Seven Hundred Nine and 65/100 Dollars ($7,638,709.65), that certain Promissory Note dated as of September 15, 1995, executed and delivered by the Company to Harris in the principal amount of Two Million Eight Hundred Sixty-Four Thousand Five
Hundred Sixteen and 17/100 Dollars ($2,864,516.17), and that certain Promissory Note dated as of September 15, 1995, executed and delivered by the Company to NBD in the principal amount of Four Million Two Hundred Ninety-Six Thousand Seven Hundred
Seventy-Four and 18/100 Dollars ($4,296,774.18). In addition, the Company covenants and agrees that, with the further reductions in each Bank's Commitment on January 31, 1996, and February 29, 1996, it will timely execute the additional
Promissory Notes described in Sections 3.B.1.a through and including 3.B.1.f of this Fourth Amendment.



	7.	Additional Covenants.  The Company covenants unto the Banks, the Agent and the Collateral Agent as follows:



		A.	The Company shall fully and timely pay the Champion
Indebtedness as evidenced by the Champion Loan Documents, this Fourth Amendment and the Other Amendment Documents, and fully and timely perform, subject to the applicable cure period, if any, all of the covenants, duties, obligations and agreements contained in the Champion Loan Documents, this Fourth Amendment and the Other Amendment Documents.



		B.	The Company will prepare and deliver each and every
business day to the Banks, the Agent and the Collateral Agent a borrowing base certificate, in form and substance acceptable to the Banks, the Agent and the Collateral Agent; provided, however, if the Company fails to deliver a borrowing base certificate on a business day when it has not requested nor received an Advance, such failure shall constitute an Event of Default if such borrowing base certificate has not been delivered within two (2) days after notice from the Agent.



		C.	The Company covenants that a petition under the United
States Bankruptcy Code or any similar federal, state or local law, statute or regulation has not been filed by or against the Company.



		8.	Default.  The Company shall be in default under the terms
and provisions of this Fourth Amendment upon the occurrence of any of the following events (an "Event of Default"):



		A.	The Company fails to fully and timely pay all sums due
pursuant to the Champion Loan Documents, this Fourth Amendment or the Other Amendment Documents;



		B.	Other than those defaults described in Section 10.A. of
this Fourth Amendment and in the Default Letter, the Company breaches any covenant, agreement or obligation set forth in the Champion Loan Documents, this Fourth Amendment or the Other
Amendment Documents, which remains uncured after the expiration of the applicable cure period, if any; or



		C.	Other than those defaults described in Section 10.A. of
this Fourth Amendment and the Default Letter, any other or further breach, default or event of default occurs under the Champion Loan Documents, which remains uncured after the expiration of the applicable cure period, if any.



In addition, the Company covenants and agrees that an Event of Default under this Fourth Amendment is and shall constitute an Event of Default under the Champion Loan Documents. Upon an Event of Default, all of the Champion Indebtedness shall be immediately due and payable, and shall be paid by the Company to the Banks, the Agent and the Collateral Agent, as the case may be, without any further notice or demand whatsoever, and the Banks, the Agent and the Collateral Agent, as the case may be, may, without notice, immediately (i) exercise all of their rights and remedies under the Champion Loan Documents, including, but not limited to, the Forbearance Documents, this Fourth Amendment and the Other Amendment Documents, as well as any and all other rights and remedies available at law, in equity or otherwise, and (ii) take any action, legal or equitable, to collect the Champion Indebtedness and any and all other sums now or hereafter due and owing from the Company to the Banks, the Agent and the Collateral Agent. The Company acknowledges and agrees that the Banks, the Agent and the Collateral Agent have made no assurances, have not committed and are under no obligation to extend the Termination Date.



	9.	Reaffirmation.  The Company hereby reaffirms to the Banks,
the Agent and the Collateral Agent its pledge and grant of the liens and security interests described in the Champion Loan
Documents. The Company and the Banks hereby affirm the continued validity of the Champion Loan Documents, including, but not limited to, the Forbearance Documents, and acknowledge that all of the terms and provisions of the Champion Loan
Documents, including, but not limited to, the Forbearance
Documents, are and remain in full force and effect, are enforceable in accordance with their terms and the Banks, the Agent and the Collateral Agent are not in breach or default of any of the terms, conditions and provisions of the Champion Loan
Documents, including, but not limited to, the Forbearance
Documents.



	10.	Reservation of Rights.



		A.	The Company acknowledges and agrees that it is and will
continue from time to time to be in default under the terms and provisions of the Champion Loan Documents pursuant to Sections
6.1(a), 6.1(b), 6.2 (b), 6.2(f), 6.13, 6.14, 6.15, 6.29, 9.1(a)
and 9.1 (n) of the Credit Agreement, Article V of the IRB
Agreement and Section 5(h) of the Workmen's Compensation
Agreement (collectively the "Continuing Covenant Defaults"). In addition, reference is hereby made to the Default Letter which describes other possible defaults of the Company. To the best of the Company's knowledge after due and diligent inquiry, the Company represents and warrants unto the Banks, the Agent and the Collateral Agent that no other breach, default or event of default exists under the terms and provisions of the Champion
Loan Documents.  To the Banks', the Agent's and the Collateral
Agent's knowledge without any inquiry or investigation of any kind whatsoever, the Banks, the Agent and the Collateral Agent are not aware of any other breach, default or event of default under the terms and provisions of the Champion Loan Documents.



		B.	The Banks, the Agent and the Collateral Agent hereby
continue to reserve all of their rights and remedies in connection with the Continuing Covenant Defaults and the defaults described in the Default Letter, whether such rights and remedies are pursuant to the Champion Loan Documents, including, but not limited to, the Forbearance Documents, this Fourth Amendment, the Other Amendment Documents, at law, in equity or otherwise; provided, however, the Continuing Covenant
Defaults shall be deemed conditionally waived and the defaults described in the Default Letter shall be conditionally waived only as expressly provided in the Default Letter, all such defaults subject to reinstatement and enforcement upon the occurrence of an Event of Default under this Fourth Amendment or the Other Amendment Documents or upon an additional or other default or event of default under the Champion Loan Documents.
Upon the occurrence of an Event of Default under this Fourth
Amendment or the Other Amendment Documents or upon an additional or other default or event of default under the Champion Loan
Documents, then the Continuing Covenant Defaults shall be deemed reinstated and existing, without further act or deed, as if no conditional waiver were granted and any and all rights of the Banks, the Agent or the Collateral Agent with respect thereto shall remain reserved, unimpaired and fully enforceable.



		C.	Nothing contained in this Fourth Amendment or the Other
Amendment Documents shall be or be deemed to be an unconditional waiver by the Banks, the Agent and the Collateral Agent of any default, breach or event of default, whether now existing or hereafter arising or occurring. The Company expressly acknowledges and agrees that, upon an Event of Default, the Banks, the Agent and the Collateral Agent may exercise any of their rights and remedies pursuant to the Champion Loan
Documents, including, but not limited to, the Forbearance
Documents, this Fourth Amendment or the Other Amendment
Documents, at law, in equity or otherwise. Nothing contained in this Fourth Amendment or the Other Amendment Documents shall affect the Company's obligation to fully and timely pay the Champion Indebtedness.



	11.	Waiver and Release.  In consideration of the Banks', the
Agent's and the Collateral Agent's execution and delivery of this Fourth Amendment, the Company hereby waives, releases and forever discharges the Banks, the Agent and the Collateral
Agent, their predecessors, parents, subsidiaries, affiliates, agents, employees, officers, directors, shareholders, attorneys, legal representatives, successors and assigns, and each of them, of and from any and all claims, demands, counterclaims, set-offs, defenses, debts, liabilities, obligations, costs, expenses, actions, causes of action and damages of every kind, nature and description whatsoever, known or unknown, foreseeable and unforeseeable, liquidated and unliquidated, insured and uninsured, which the Company heretofore and/or presently owns, holds or has by reason of any matter, cause or thing whatsoever, arising from, relating to or in connection with the Champion
Loan Documents, this Fourth Amendment, the Other Amendment
Documents, the Champion Indebtedness or the default by the Company. The Company hereby acknowledges and agrees that the foregoing release shall not be or be deemed to create, construe or admit any liability on behalf of the Banks, the Agent and the Collateral Agent.



	12.	Authority To Execute This Fourth Amendment.  The Company
represents and warrants to the Banks, the Agent and the Collateral Agent that (a) it has obtained all necessary consents to enter into, execute, deliver and perform this Fourth
Amendment, including, but not limited to, resolutions of the Board of Directors of the Company, (b) the Company has the right, power and capacity and is duly authorized and empowered to enter into, execute, deliver and perform this Fourth
Amendment, and (c) the execution and delivery of this Fourth

Amendment shall not breach any agreement, instrument or document to which the Company is a party or by which it is bound.



	13.	Construction.  This Fourth Amendment shall be interpreted,
construed and governed by and under the laws of the State of Illinois.

		A.	The Schedules attached to and forming a part of the
Credit Agreement are hereby updated and restated in their entirety as set forth on group Exhibit "D" to this Fourth Amendment, excepting only Schedule 2.3 to the Credit Agreement.



		B.	Wherever possible, each provision of this Fourth
Amendment shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Fourth Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Fourth Amendment, the balance of which shall remain in and have its intended full force and effect; provided, however, if such provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to be modified so as to be valid and enforceable to the maximum extent permitted by law.



		C.	The Paragraph headings contained in this Fourth
Amendment are solely for the purpose of reference, are not part of the agreement among the Company, the Banks, the Agent and the Collateral Agent and shall not in any way affect the meaning or interpretation of this Fourth Amendment, any Paragraph or provision thereof. The Exhibits referred to herein are attached hereto, made a part hereof and incorporated herein by this reference thereto.



		D.	This Fourth Amendment shall be binding on the Company
and its successors, and shall inure to the benefit of the Banks, the Agent and the Collateral Agent, their respective successors, assigns, affiliates, divisions and parent.



		E. 	This Fourth Amendment cannot be assigned by the Company
without the Banks', the Agent's and the Collateral Agent's prior written consent; provided, however, the Banks, the Agent and the Collateral Agent may assign the Champion Loan Documents, this
Fourth Amendment and the Other Amendment Documents without notice to or the consent of the Company.



		F.	No failure to exercise, and no delay in exercising, any
of the Banks', the Agent's and the Collateral Agent's rights, powers or privileges shall operate as a waiver thereof.



			1.	No waiver of any breach of any provision shall
be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision.



			2. 	No extension of time for the payment of any of
the Champion Indebtedness or any other sum to be paid pursuant to the Champion Loan Documents, this Fourth Amendment or the Other
Amendment Documents, or the performance of any other obligation or act, shall be deemed to be an extension of the time for payment or performance of any other obligation or act.



			3.	This Fourth Amendment may not be altered,
changed, amended or modified, except in accordance with Section 11.1 of the Credit Agreement.



		G.	This Fourth Amendment, together with the Other Amendment
Documents, constitutes the entire agreement among the Company, the Banks, the Agent and the Collateral Agent with regard to the subject matter hereof.

		H.	If, and to the extent the terms and provisions of this
Fourth Amendment contradict, modify, supersede or conflict with the terms and provisions of the Champion Loan Documents, including, but not limited to, the Forbearance Documents, then the terms and provisions of this Fourth Amendment shall govern and control; provided, however, to the extent the terms and provisions of this Fourth Amendment do not contradict, modify, supersede or conflict with the terms and provisions of the Champion Loan Documents, including, but not limited to, the Forbearance Documents, then the Champion Loan Documents, including, but not limited to, the Forbearance Documents, shall remain in and have their intended full force and effect, and the Company, the Banks, the Agent and the Collateral Agent hereby affirm, confirm and ratify the same.



	IN WITNESS  WHEREOF, the parties have caused this Fourth
Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.



	                     	CHAMPION PARTS, INC., an
                      	Illinois corporation



                      	By:   __________________
                     	 Title:__________________


Amount of LaSalle's		     	       	Percentage
Revolving Commitment	   	  	       Share

(i) from the date of this			       56.894056%
Fourth Amendment through
and including January 30
1996, $7,282,439.17, (ii)
on January 31, 1996,   LaSalle's
Commitment shall automatically
reduce to $6,542,816.44, and (iii) on
February 29, 1996, LaSalle's
commitment shall automatically
reduce to $5,575,617.49

                            LA SALLE NATIONAL BANK,
                            Individually, as Agent
                            and as Collateral Agent




                             By:___________________
                             Title:________________


Amount of NBD's				               Percentage
Revolving Commitment	     		      Share

(i) from the date of this	      		24.581568%
Fourth Amendment through
and including January 30,
1996, $3,146,440.70, (ii) on
January 31, 1996, NBD's
commitment shall automatically
reduce to $2,826,880.32, and
(iii) on February 29, 1996
NBD's commitment shall automatically
reduce to $2,408,993.66

                                  NBD BANK



                                  By:__________________
                                  Title:_______________



Amount of Harris'				             Percentage
Revolving Commitment	     		      Share

(i) from the date of this			      18.524376%
Fourth Amendment through
and including January 30,
1996, $2,371,120.13, (ii)
on January 31, 1996, Harris'
commitment shall automatically
reduce to $2,130,303.24, and (iii)
on February 29, 1996, Harris'
commitment shall automatically reduce
to $1,815,388.85

                                HARRIS TRUST AND
                                SAVINGS BANK, an
                                Illinois Corporation



                                By:__________________
                                Title:_______________

TOTAL REVOLVING
COMMITMENT

(i) from the date of this
Fourth Amendment through
and including January 30, 1996,
$12,800,000.00, (ii) on
January 31, 1996, the total
commitment shall automatically
reduce to $11,500,000.00, and (iii)
on February 28, 1996, the total
commitment shall automatically
reduce to $9,800,000.00



Doc ID: 3181-3


                          LIST OF EXHIBITS

Exhibit                       Description of Exhibits

   A                      Aggregate Cash Flows from Operations

   B                      Assignments and Acceptance

   C                      New Exhibit F

   D                      LaSalle Promissory Note

   E                      Harris Promissory Note

   F                      NBD Promissory Note